January 2005

Forward Looking Statement

Statements in this presentation which are not purely historical facts are forward looking statements, including statements containing the words “believe”, “estimate”, “project”, “expect” or similar expressions. These statements are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended. All forward-looking statements are based upon information available to Innovo Group Inc. on the date of this release. Any forward-looking statement inherently involves risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors that would cause or contribute to such differences include, but are not limited to, continued acceptance of the Company’s products in the marketplace, successful implementation of its strategic plan, the extension or refinancing of its existing bank facility and the restrictions any such extension or refinancing could place on the Company, the ability to obtain new financing from other financing sources, the ability to generate positive cash flow from operations and asset sales, competitive factors, dependence upon third-party vendors, and other risks detailed in the Company’s periodic report filings with the Securities and Exchange Commission. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release. Readers are cautioned not to place undue reliance on forward-looking statements.

Discussion Topics

  Corporate Overview

  Products

  Sourcing & Customers

  Financial Highlights

Company Highlights

In the Fashion Business: marketing branded and private
label apparel products.

A Boutique Denim House: focused on denim and denim
related apparel products.

Flagship Joe’s Jeans Brand: one of the premier denim
brands in the marketplace.

Blue Chip Customer Base: diversified and international.

A Growing Company: revenues of  $5 million in 2000 to well
over $100 million in 2004.

Profitable Growth:  the Company is structured to couple this growth with sustainable profitability.

Corporate Overview

Innovo Group Inc. (“IGI”) NasdaqSC
ticker: “INNO”.

Two main apparel operating
subsidiaries:  Innovo Azteca Apparel,
Inc. and Joe’s Jeans, Inc.

Accessory and craft subsidiary:
Innovo, Inc., now being treated as a
discontinued operation.

Headquarters in Los Angeles, CA:
operations and/or showrooms in
New York, Los Angeles, Mexico,
Tokyo and Paris.

Corporate Overview

Branded High-End
Fashion Apparel

Joe’s Jeans, Inc.
(“JJ”)

Branded and Private Label
Accessories & Craft Products

Innovo, Inc.
(“II”)

Branded and Private
Label Apparel

Innovo Azteca
Apparel, Inc.
(“IAA”)

Innovo Group, Inc. (“IGI”)

Parent Company

Nasdaq:INNO

Organization

Chronology

1987
Innovo, Inc.
(“II”) formed
to design and
market craft
and accessory
products

1985

1990

1995

2000

2005

1989
IGI begins
trading on
Nasdaq
(INNO)

1998
Current
management
team gets
involved

2003
IGI purchases
Blue Concepts
and begins
selling denim
products to
American Eagle

2001
IGI launches
Joe’s Jeans

2003
IGI enters urban
apparel market

2000
IGI recapitalized  and
begins focusing on
branded and private
label denim apparel

2004
IAA terminates
urban apparel
operations

2004

Entered into
license for
Betsey Johnson
and launched
Indie™

Why Innovo?

1.

Products

We design desirable fashion forward apparel

products.

We know denim.

Our products sell.

2.

Sourcing

We can deliver.

Source product from around the world.

Can produce in large volume; strong support of

strategic suppliers.

Can supply products that retail from $19.99 to

$279.99.

Why Innovo?  (cont’d)

3.

Sales

Strong domestic retail relationships.

Strong international distribution for branded product.

4.

Marketing

A great product will not sell unless consumers know about it.

We brand our brands.

Marketing is key to our branded strategy.

5.

People

Our people have over 500 years of combined experience in the denim business.

Our people have an entrepreneurial spirit and drive but understand the necessity of a strong business foundation with fundamentals.

Corporate Strategy

1.

Keep a Diversified Business Model

We have a lot of different horses pulling the cart.

2.

Keep it Light

We are a sales and marketing company; let others do

the heavy lifting.

3.

Build Brands

Creates immediate value and a long term asset.

4.

Believe in Marketing

Support brands through extensive marketing.

5.

We Love Denim

Denim is an industry cash cow and our strength.

Products

JOE'S
www.joesjeans.com

indie

BETSEY JOHNSON

AMERICAN EAGLE OUTFITTERS

kmart
Since ROUTE 66 1926

TARGET

Proprietary & Confidential 13

Products

What Do We Produce?

Consumer Product Categories?

Denim & Denim Related
Apparel

Branded                                                        Private Label

Branded Apparel

JOE'S
www.joesjeans.com

Proprietary & Confidential 15

What?

Joe’s Jeans division develops high

fashion denim products for men and

women under the Joe’s Jeans® brand

and sportswear products under the

Joe’s® brand.

Where?

Domestic:  Sold to high-end retailers

including Barney’s, Saks, Bloomingdales,

Macy’s and Nordstrom.

International:  Marketed and

distributed to over 30 countries

worldwide through partnerships with

Itochu Corporation in Japan and Beyond

Blue for other international markets.

When?

Launched in FY 01.

How Much?

Retail price points: $110 to $250.

Latest?

One of the hottest denim brands in the

marketplace.

Mercedes Benz Fashion Week at Smashbox
Studios

Wow, JOE’S was the most
beautiful show I have ever
seen!!”,
Karen Bralisford,
In Touch Weekly

“I had no idea JOE’S was moving
in such fabulous new directions!!” ,
Amanda Luttrell-Garrigus,
Angeleno Magazine

The beautifully choreographed & artistic
experience, complete with twenty-one
sleek looks portraying confident
futuristic dames and gents, confirmed
that JOE’S truly has grown well beyond
its denim beginnings.

“I want to order all the looks JOE’S
showed…so sexy & modern!!”,
Golden Brooks,
UPN’s “Girlfriends”

What?

Joe’s Jeans design team has

developed a new denim line for

women under the indie® brand

name.

Leveraging the flagship Joe’s Jeans

brand utilizing European fabrics

and American finishing and the

Company’s expertise in producing

denim products.

Attacking lower price point than

Joe’s.

How Much?

Retail price points: $68 to $98.

Where and When?

Begins shipping January 2005 to

better department and specialty

stores in key markets.

BETSEY JOHNSON

B J

Proprietary & Confidential 18

What?

The company has a licensing agreement to

develop fashion denim bottoms and related

tops under the Betsey Johnson® brand.

Where?

Selling to all Betsey Johnson retail stores

and specialty stores worldwide carrying

related Betsey Johnson products.

History?

Betsey Johnson and her brand have

enjoyed tremendous success in the fashion

industry for nearly 30 years with her

exuberant and embellished sense of style.

How Much?

Target retail price points: $79 - $99.

When?

Released in Fall ‘04.

Private Label Apparel

AMERICAN EAGLE OUTFITTERS

TARGET

Kmart — Since ROUTE 66 1926

Proprietary & Confidential 20

Veteran apparel industry
management with expertise in
private label denim.

Large volume production
capabilities.

We provide customers with a
fashionable high-quality product that
sells.

American Eagle Outfitters, Target’s
Mossimo and Kmart currently are the
divisions main customers.

Private Label Apparel Overview

Accessories & Craft

daily denim
dynamic doodles

Proprietary & Confidential 22

Accessories & Craft

The Company was originally founded

around the accessory and craft business.

During the fourth quarter of 2004, the

Company decided to exit the accessory

business in an effort to dedicate its

resources towards it growing apparel

operations.

The Company is currently continuing to

operate its craft but intends to

ultimately sell the business

As of the fourth quarter of fiscal 2004,

the accessory and craft operations will

be treated and reported as a

discontinued operation.

Sourcing & Customers

International Sourcing

Azteca Production

International, Inc.

The Company sources its products from

third party suppliers all over the world.

Far East:  Products purchased from

suppliers in the Far East are managed and

monitored through third party agents.

Mexico:  The Company primarily sources

its denim products out of Mexico through

Azteca Productions International, a

strategic partner of the Company whose

principals own approximately 20% of

IGI’s common stock.

Azteca is a worldwide leader in the

manufacturing of denim apparel products.

Domestic:  The Company sources products

in the domestic markets when

economically feasible, allowing for shorter

lead times and better quality control.

SAKS FIFTH AVENUE

TARGET

AMERICAN EAGLE OUTFITTERS

LOEHMANN'S

Marshall Field's

henri bendel

Kmart

SEARS
Where else?™

bloomingdale's

BETSEY JOHNSON

macy's

HARVEY NICHOLS

BERGDORF GOODMAN

ANTHROPOLOGIE

BARNEYS NEW YORK

Fred Segal

ZTAMPZ

a pea in the pod
MATERNITY REDEFINED

SELFRIDGES&Co

NORDSTROM

Proprietary & Confidential 25

International Blue Chip Base

Gio Moretti

Financial Highlights

Pro Forma Apparel
Craft & Accessory
Fetish & Shago
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
1Q'02
2Q'02
3Q'02
4Q'02
1Q'03
2Q'03
3Q'03
4Q'03
1Q'04
2Q'04
3Q'04
1.7
1.5
3.9
2.9
5.2
4.9
6.7
2.8
9.2
2.7
8.8
3.2
0.1
16.3
4.4
1.2
29.0
3.7
4.6
10.0
3.6
3.0
22.9
4.5
2.6
34.1
5.2
1.8

Proprietary & Confidential 27

Financial Highlights

Net Sales

(FYE November, $ in millions)

40%
35%
30%
25%
20%
15%
10%
5%
0%
29%
35%
32%
34%
27%
28%
18%
6%
17%
11%
21%
1Q'02
2Q'02
3Q'02
4Q'02
1Q'03
2Q'03
3Q'03
4Q'03
1Q'04
2Q'04
3Q'04

Proprietary & Confidential 28

Financial Highlights

Gross Margin

(FYE November)

$3,000
$2,000
$1,000
$0
-$1,000
-$2,000
-$3,000
-$4,000
-$5,000
-$6,000
-325
386
1,069
340
472
-238
-1,355
-5,237
-4,013
-5,505
2,740
1Q'02
2Q'02
3Q'02
4Q'02
1Q'03
2Q'03
3Q'03
4Q'03
1Q'04
2Q'04
3Q'04

Proprietary & Confidential 29

Financial Highlights

EBITDA

(FYE November, $ in thousands)

Financial Highlights

American Eagle

Target

Kmart (new)

Joe’s Jeans

Betsey Johnson (new)

Indie (new)

Division

Target Gross
Margin

Segment

15% - 18%

Private Label

35% - 45%

Branded Apparel

Pro Forma Apparel Business (excluding Craft & Accessory and the urban brands):

Branded apparel will represent 20% to 25% of net sales

Joe’s gross margin was 40% in 3q’04

Targeting 45% gross margins for branded apparel

Private label margins will be a function of mix (15% to 18%)

Supply agreement with strategic partner for 15% margins for certain accounts

Financial Highlights

Pro Forma Apparel Business

Excludes Craft & Accessory division and the
urban apparel brands

Selling expense is 3-4% of net sales

Payroll is $8 million on an annualized basis

Other fixed SG&A is 85% of payroll

Cost structure in-line to make money in 2005

3%

1.3

     Selling

14%

5.6

Total SG&A:

5%

2.0

     Fixed

6%

2.3

     Payroll

$41.1

Revenue

% of
Sales

3q’04

Consolidated
($ in millions)

4%

0.2

     Selling

20%

1.1

Total SG&A:

8%

0.4

     Fixed

8%

0.4

     Payroll

$5.2

Revenue

% of
Sales

3q’04

Craft & Acc.
($ in millions)

3%

1.0

     Selling

13%

4.5

Total SG&A:

5%

1.6

     Fixed

6%

1.9

     Payroll

$34.1

Revenue

% of
Sales

3q’04

Pro Forma
($ in millions)

Financial Highlights

Current Price (as of 1/7/05):

$3.31

Stock Symbol:

Nasdaq: INNO

Shares Outstanding (fully dil):

33,532,000

Float:

13,897,000

Average Daily Volume:

184,000

52 Week High:

$3.95

52 Week Low:

$1.09

Market Cap:

$110,991,000